UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2013 (May 24, 2013)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 24, 2013, Arlington Asset Investment Corp. (the “Company”) entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of RBC Capital Markets, LLC, JMP Securities LLC, Ladenburg Thalmann & Co. Inc. and MLV & Co. LLC (each, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may offer and sell, from time to time, up to 1,750,000 shares of the Company’s Class A common stock, $0.01 par value per share (the “Shares”).

Pursuant to the Equity Distribution Agreements, the Shares may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in privately negotiated transactions. Under the Equity Distribution Agreements, the applicable Sales Agent will be entitled to compensation of 1.5% of the gross proceeds from the sale of the Shares sold through such Sales Agent. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreements and may at any time suspend solicitations and offers under the Equity Distribution Agreements.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-171537). The Company has filed a prospectus supplement, dated May 24, 2013, to the prospectus, dated January 20, 2011, with the Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future.

The Sales Agents and their respective affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commission for their services, respectively.

The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreements, copies of which are attached hereto as Exhibit 1.1, Exhibit 1.2, Exhibit 1.3 and Exhibit 1.4, and incorporated herein by reference.

In connection with the filing of the Equity Distribution Agreements, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Hunton & Williams LLP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and RBC Capital Markets, LLC.

1.2	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and JMP Securities LLC.

1.3	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and Ladenburg Thalmann & Co. Inc.

1.4	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and MLV & Co. LLC.

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: May 28, 2013	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and RBC Capital Markets, LLC.

1.2	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and JMP Securities LLC.

1.3	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and Ladenburg Thalmann & Co. Inc.

1.4	Equity Distribution Agreement, dated May 24, 2013, by and between the Company and MLV & Co. LLC.

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

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